EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the CardioDynamics International Corporation  (the “Company”) Annual Report on Form 10-K for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael K. Perry, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2003	/s/ MICHAEL K. PERRY

Michael K. Perry Chief Executive Officer